UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BLACKBOXSTOCKS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BLACKBOXSTOCKS INC.

5430 LBJ Freeway, Suite 1485

Dallas, Texas 75240

To the Stockholders of Blackboxstocks Inc.:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Blackboxstocks Inc. (“Blackboxstocks,” “we,” “us” or the “Company”) to be held on Friday, October 7, 2022 at 10:00 a.m. Central Time. The Annual Meeting will be a virtual meeting of stockholders. Prior registration to attend the Annual Meeting is required. Stockholders must register to attend the Annual Meeting at https://stctransfer.zoom.us/webinar/register/WN_s6CMfrprQceHKxeuVW0u_Q by 5:00 p.m. Central Time on October 6, 2022. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting. Only stockholders who held shares at the close of business on August 23, 2022 (the “Record Date”) may vote at the Annual Meeting, including any adjournment thereof.

The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

You may cast your vote by proxy over the Internet or by completing, dating, signing and returning the enclosed proxy card by mail or email to ensure your shares will be represented. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Casting your vote by proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

We look forward to your attendance at the Annual Meeting.

Sincerely yours,

/s/ Gust Kepler
Gust Kepler President and Chief Executive Officer

Dallas, Texas

August 24, 2022

BLACKBOXSTOCKS INC.

5430 LBJ Freeway, Suite 1485

Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held On October 7, 2022

To the Stockholders of Blackboxstocks Inc.:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Blackboxstocks Inc., a Nevada corporation (the “Company”), which will be held on Friday, October 7, 2022 at 10:00 a.m. Central Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via a live audio webcast. In order to attend the Annual Meeting, you must register in advance at https://stctransfer.zoom.us/webinar/register/WN_s6CMfrprQceHKxeuVW0u_Q prior to the deadline of October 6, 2022 at 5:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting.

At the Annual Meeting, stockholders will vote on the following matters:

1.         To elect five (5) directors to the Company’s Board of Directors (the “Board”), each to serve as a director for a term of one (1) year expiring at the annual meeting of stockholders to be held in 2023 and until their successors have been duly elected and qualified.

2.         To ratify the selection by the Audit Committee of the Board of Turner, Stone & Company, L.L.P. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.

3.         To approve an amendment and restatement of the Company’s 2021 Stock Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 500,000 shares, from 750,000 shares to 1,250,000 shares.

4.         To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

The record date for the Annual Meeting is August 23, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting To Be Held On Friday, October 7, 2022 at 10:00 a.m. Central Time.

The Proxy Statement and the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2021 are available online at https://www.blackboxstocks.com/sec-filings/.

You are cordially invited to attend the Annual Meeting, conducted via live audio webcast, by registering at https://stctransfer.zoom.us/webinar/register/WN_s6CMfrprQceHKxeuVW0u_Q. In order to attend, you must register in advance prior to the deadline of October 6, 2022 at 5:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card by mail or email or vote over the Internet as instructed in these materials as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

The Board recommends you vote FOR the director nominees and each of the proposals in the Proxy Statement.

By Order of the Board of Directors,

/s/ Gust Kepler
Gust Kepler President and Chief Executive Officer

Dallas, Texas

August 24, 2022

5430 LBJ Freeway, Suite 1485

Dallas, Texas 75240

(972) 726-9203

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held On October 7, 2022

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors of Blackboxstocks, Inc. (the “Board”) is soliciting your proxy to vote at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof, to be held via a live audio webcast on Friday, October 7, 2022 at 10:00 a.m. Central Time.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are being distributed and made available on or about August 24, 2022. As used in this Proxy Statement, references to “we,” “us,” “our,” “Blackboxstocks” and the “Company” refer to Blackboxstocks, Inc.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are advising our stockholders of the availability of our proxy materials related to the Annual Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering a printed set of the proxy materials to each stockholder, as well as providing access to those proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice. Instructions on how to access the proxy materials over the Internet may be found in the Notice.

We will begin distributing the printed sets of the proxy materials and the Notices on or about August 24, 2022 to all stockholders of record entitled to vote at the Annual Meeting.

What proxy materials are available on the Internet?

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at https://www.blackboxstocks.com/sec-filings/.

How do I attend the Annual Meeting?

This year’s Annual Meeting will be held entirely online via a live audio webcast, which will begin promptly at 10:00 a.m. Central Time on Friday, October 7, 2022. Stockholders may vote while connected to the Annual Meeting.

In order to attend the Annual Meeting, you must register in advance at https://stctransfer.zoom.us/webinar/register/WN_s6CMfrprQceHKxeuVW0u_Q prior to the deadline of October 6, 2022 at 5:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting. . On the day of the Annual Meeting, please allow ample time for online check-in, which will begin at 10:45 a.m. Central Time.

Who can vote at the Annual Meeting?

If you are a stockholder of record as of the record date, August 23, 2022, you may vote your shares online while connected to the Annual Meeting. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must obtain a valid proxy from your broker, bank or other agent to vote online during the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Vote by Proxy

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote at the Annual Meeting even if you have already voted by proxy.

If you are a stockholder of record, you may vote by proxy by completing, dating, signing and returning the enclosed proxy card by mail or email or by voting over the Internet:

1.	To vote by mail, complete, date, sign and return the enclosed proxy card by mail to: Attention Proxy Department, Security Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, Texas 75093.

2.	To vote by email, complete, date, sign and return a scanned copy of the enclosed proxy card by email to info@stctransfer.com.

3.	To vote over the Internet, go to http://onlineproxyvote.com/blbx/ to complete an electronic proxy card. You will be asked to provide the control number from the Notice.

Your vote must be received by 5:00 p.m. Central Time on October 6, 2022 to be counted.

We are holding the Annual Meeting online and providing Internet voting to provide expanded access and to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Stockholder of Record: Shares Registered in Your Name

If on the record date, August 23, 2022, your shares were registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date, August 23, 2022, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the printed set of the proxy materials and Notice are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

1.

Election of five (5) directors to the Board, each to serve as a director for a term of one (1) year expiring at the annual meeting of stockholders to be held in 2023 and until their successors have been duly elected and qualified;

2.

Ratification of the selection by the Audit Committee of the Board of Turner, Stone & Company, L.L.P. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022; and

3.	Approval of an amendment and restatement of the Company’s 2021 Stock Incentive Plan (the “2021 Plan”) to increase the maximum number of authorized shares of common stock issuable thereunder.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How many votes do I have?

Stockholders of Record: Shares Registered in Your Name

On each matter to be voted upon, you have one (1) vote for each share of Common Stock and one hundred (100) votes for each share of Series A Preferred Stock you own as of the record date, August 23, 2022, on all matters submitted to a vote of the stockholders. On the record date, there were 13,185,659 shares of Common Stock (13,185,659 total class votes) and 3,269,998 shares of Series A Preferred Stock (326,999,800 total class votes) outstanding and entitled to vote, representing an aggregate of 340,185,459 votes on all matters submitted to a vote of the stockholders.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by proxy by mail or email, over the Internet or at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.

What if I vote but do not make specific choices?

If you vote without marking voting selections, the shares represented by your proxy will be voted as recommended by the Board. If any other matter is properly presented at the Annual Meeting, your proxyholder will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies online, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one printed set of the proxy materials or Notice?

If you receive more than one printed set of the proxy materials or Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the printed sets of the proxy materials and Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

1.	You may grant a subsequent proxy by telephone, mail or email or over the Internet.

2.	You may send a timely written notice that you are revoking your proxy to our Secretary at 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240.

3.	You may attend the Annual Meeting and vote in-person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials within the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), your proposal must be submitted in writing not later than April 26, 2023 to our Secretary at 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240 and comply with all applicable requirements of Rule 14a-8.

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the 2023 Annual Meeting of Stockholders, as well as nominations of persons for election as directors of the Company at the 2023 Annual Meeting of Stockholders, must be submitted in writing not earlier than June 9, 2023 and not later than July 9, 2023 to our Secretary at 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240 and comply with the requirements in the Company’s Amended and Restated Bylaws. However, if our 2023 Annual Meeting of Stockholders is held before September 7, 2023 or after November 6, 2023, then the deadline is not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined in our Amended and Restated Bylaws) of the date of such annual meeting is first made.

You are also advised to review our Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for our 2023 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 8, 2023.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposals to elect directors, votes “For,” “Withhold” and broker non-votes, and, with respect to other proposals, votes “For,” “Against,” abstentions and, if applicable, broker non-votes.

What are “broker non-votes”?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on Proposal No. 2, the ratification of Turner, Stone & Company, L.L.P. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposal No. 1, the election of directors, or Proposal 3, approval of the amendment and restatement of the 2021 Plan.

How many votes are needed to approve each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
1. Election of directors	Plurality of votes cast	No
2. Ratification of Turner, Stone & Company, L.L.P.	Majority of votes cast	Yes
3. Approval of amendment and restatement of the 2021 Plan	Majority of votes cast	No

For Proposal 1, the election of directors, the five nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome. There is no “Against” option and votes that are “withheld” or not cast, including broker non-votes, are not counted as votes “For” or “Against.”

To be approved, Proposals 2 and 3 must receive “For” votes from the holders of a majority of shares present at the Annual Meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Dissenters’ rights are not applicable to any of the matters being voted upon at the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. The shares of Common Stock and Series A Preferred Stock are the only classes of voting securities of the Company outstanding (the “Voting Stock”). Each share of Common Stock is entitled to one (1) vote per share on all matters submitted to a vote of the stockholders. As of the Record Date, there were 13,185,659 shares of Common Stock issued and outstanding. Each share of Series A Preferred Stock is entitled to one hundred (100) votes per share on all matters submitted to a vote of the stockholders. As of the Record Date, there were 3,269,998 shares of Series A Preferred Stock issued and outstanding, collectively representing 326,999,800 votes on each matter presented to the stockholders for a vote. Thus, the holders of shares of Voting Stock representing 170,092,730 votes must be present during the Annual Meeting or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Annual Meeting’s chairperson or holders of a majority of shares of Voting Stock represented at the Annual Meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

EXECUTIVE OFFICERS, DIRECTORS, AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth the names, ages and positions of our executive officers and directors. All directors of our Company hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. The executive officers of our Company are appointed by our Board and hold office until their death, resignation or removal from office.

Name	Age	Position(s) Held
Gust Kepler	57	Director, President and Chief Executive Officer
Robert Winspear	57	Director, Chief Financial Officer and Secretary
Eric Pharis	47	Chief Operating Officer
Brandon Smith	52	Chief Technology Officer
Andrew Malloy*	64	Director (1) (2) (3)
Ray Balestri*	62	Director (1) (2) (3)
Dalya Sulaiman*	56	Director (1) (2) (3)

* Independent Director as defined by Nasdaq Rule 5605(a)(2).

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

(3) Member of the Nominating and Governance Committee.

Executive Officers

Gust Kepler, Chairman of the Board, President and Chief Executive Officer. Mr. Kepler was appointed to serve as a director and our President and Chief Executive Officer on December 1, 2015. Mr. Kepler also serves as the President of G2 International, Inc. (“G2”). G2 is a consulting firm with expertise in investment banking founded by Mr. Kepler in 2002. G2’s primary focus is taking private companies public and providing advice regarding capitalization, strategic planning and investor relations. Prior to founding G2, Mr. Kepler founded Parallax Entertainment, Inc. (“Parallax”) in 1996. Parallax was an independent record label, online promotional vehicle and e-commerce solution for musicians on the Internet. Mr. Kepler managed all aspects of the label including A&R, production, marketing and distribution. In 2000, Mr. Kepler successfully completed a direct public offering for the company and Parallax subsequently became a publicly traded company on the OTC Bulletin Board. Mr. Kepler was also the cofounder of Glance Toys, Ltd. (“Glance Toys”) which was formed in 1990. Glance Toys designed, manufactured and marketed products classified in junior sporting goods category. Products included foam balls, flying discs and beach products, some of which received patents. Glance Toy’s products were sold nationally in prominent chains such as Wal-Mart, Target, Toys R Us, 7-Eleven, and numerous other well-known retailers. The Company believes that Mr. Kepler’s experience as the Company’s founder and Chief Executive Officer as well as his previous experience in marketing and advising public companies on capitalization and investor relations give him the qualifications and skills to serve as a member of the Board.

Robert Winspear, Director, Chief Financial Officer and Secretary. Mr. Winspear was appointed as a Director and our Chief Financial Officer and Secretary on September 11, 2021. Prior to joining the Company, Mr. Winspear had been the President of Winspear Investments LLC, a Dallas based private investment firm specializing in lower middle market transactions, since 2002. Winspear Investments has made investments in a wide range of industries including banking, real estate, distribution, supply chain management, mega yacht marinas and hedge funds. Mr. Winspear was Vice President, Secretary and Chief Financial Officer of Excel Corporation, a credit card processing company (formerly EXCC:OTC) from May of 2014 to June of 2017. Mr. Winspear is on the board of directors of Alpha Financial Technologies/EAM Corporation, located in Dallas, Texas and VII Peaks Co-Optivist Income BDC II, Inc. an investment management company located in Orinda, California. Mr. Winspear earned a BBA and a MPA from the University of Texas at Austin. The Company believes that Mr. Winspear’s broad experience in accounting, finance, mergers and acquisitions as well as corporate governance with public and private entities gives him the qualifications and skills necessary to serve as a director of our Company.

Eric Pharis, Chief Operating Officer. Mr. Pharis is a founder of Blackboxstocks and was appointed Chief Operating Officer on September 11, 2021. Mr. Pharis has been working in quantitative finance for over 20 years. Prior to founding the Company with Mr. Kepler, Mr. Pharis worked in the proprietary trading operations of Daytek Securities, a pioneer in the area of electronic and algorithm trading, and also founded high frequency trading firm Blackbox Karma in 2005 as well as quantBrasil, a fully quantitative, computer driven hedge fund in Brazil launched in 2012 and EDM Operators, a commodities trading company using automated software based on news events launched in 2014. Mr. Pharis directs the development of the Company’s proprietary algorithms as well as data analysis. Mr. Pharis earned a bachelor of mechanical engineering from the University of Texas at Austin and a master of operations research with a certificate in financial engineering from Cornell University.

Brandon Smith, Chief Technology Officer, Mr. Smith was appointed Chief Technology Officer on December 1, 2021. Prior to be appointed Chief Technology Officer, Mr. Smith served as a principal of Cyfeon Solutions, a consulting firm he founded in 2009. Cyfeon is a Financial Services vertical focused on operational and regulatory compliance and since 2016 was the lead architect and developer of the Company’s web-based application. Mr. Smith earned an MBA from Southern Methodist University, a BBA in CIS from Texas State University and served four years in the United States Marine Corps.

Non-Employee Directors

Andrew Malloy, Director. Mr. Malloy was appointed to serve as a director on September 11, 2021. He has been CEO of ATMalloy & Partners, a family office consulting firm, since 2018 and Co-CIO of 754 Fifth Avenue Associates LLC, a single family office since 1993. Mr. Malloy has over 35 years of experience in the alternative investment industry as both a principal, seed investor, and consultant to, Hedge Funds, Private Equity, ETF, FinTech, Digital assets, Venture Capital, and Early-Stage Angel Investing platforms and funds. Mr. Malloy sits on numerous advisory boards and earned a BA from Villanova University. The Company believes that Mr. Malloy’s long experience in asset management and alternative investments gives him the qualifications and skills necessary to serve as a director of our Company.

Ray Balestri, Director. Mr. Balestri was appointed to serve as a director on September 11, 2021. Mr. Balestri has been a partner with Bell Nunnally since 2009 and has over 30 years’ experience as a corporate attorney.  His practice focuses on assisting businesses with a wide variety of matters, including mergers and acquisitions, business sales and spin-offs, private placements, private equity and venture capital investments, C-level employment agreements and employee equity plans, and general corporate counseling in a broad array of industries. In addition to his legal experience Mr. Balestri has significant investment experience in a wide variety of private companies with over 40 holdings through his family investment partnership. Mr. Balestri earned a B.S. in mathematics from the University of Illinois and a J.D. from Harvard University. The Company believes that Mr. Balestri’s substantial legal knowledge as well as his merger and acquisition experience gives him the qualifications and skills necessary to serve as a director of our Company.

Dalya Sulaiman, Director. Ms. Sulaiman was appointed to serve as a director on September 11, 2021. Ms. Sulaiman has been founder and CEO of Dalya Imar Insaat, a construction company based in Istanbul Turkey since 2008. In addition to her role at Dalya Imar Insaat, Ms. Sulaiman serves as a consultant to Tepe Construction (a family-owned construction company) on industrial and commercial construction projects globally and represents certain food and beverage brands expanding into new markets. Ms. Sulaiman also manages other real estate investments for MAM Abramenko as well as brand management. Ms. Sulaiman graduated from Texas Christian University with a BBA. The Company believes that Ms. Sulaiman’s international business experience and relationships gives her the qualifications and skills necessary to serve as a director of our Company.

Board Composition and Diversity

The following table sets forth certain diversity statistics as self-reported by the current members of the Board. Each of the categories listed in the below table has the meaning as it is used in the Nasdaq Rules.

Board Diversity Matrix for Blackboxstocks, Inc. (As of August 24, 2022)
Total Number of Directors	5

	Female	Male
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
White	1	4
LGBTQ+	--	--

Board Meetings and Attendance

During fiscal year 2021, the Board held two telephonic meetings. No incumbent director attended fewer than 75% of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

During fiscal year 2021, the Company did not hold an Annual Meeting of Stockholders. Though attendance is encouraged, the Company does not currently maintain a policy with regard to Board members’ attendance at the Annual Meeting of Stockholders.

Family Relationships

There are no family relationships between any director or officer of the Company and any other such person.

Involvement in Certain Legal Proceedings

No director nor any executive officer has not been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, nor has he or she been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file with the SEC reports regarding their ownership and changes in our ownership of our securities. We believe that, during 2021, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, except as follows:

Brandon Smith, who was appointed to serve as our Chief Technology Officer on December 1, 2021, filed his Form 3 initial statement of beneficial ownership of securities late on January 10, 2022. Ray Balestri, a director, filed two late Form 4 statement of changes of beneficial ownership on November 19, 2021 and November 29, 2021 regarding acquisitions of our securities, and a late Form 3 initial statement of beneficial ownership of securities on November 15, 2021. Andrew Malloy, a director, filed a late Form 3 initial statement of beneficial ownership of securities on November 22, 2021. Dalya Sulaiman, a director, filed a late Form 3 initial statement of beneficial ownership of securities on November 8, 2021. Robert Winspear, a director and our Chief Financial Officer, filed a late Form 3 initial statement of beneficial ownership of securities on October 20, 2021. Gust Kepler, a director and our President and Chief Executive Officer, filed a late Form 4 statement of changes of beneficial ownership on May 3, 2021 relating to his disposition of certain of our preferred stock. Eric Pharis filed a late Form 4 statement of changes of beneficial ownership on February18, 2021.

Leadership Structure of the Board

The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Gust Kepler currently serves as Chief Executive Officer of the Company and Chairman of the Board. The Company does not currently have a lead independent director.

Board Role in Risk Oversight and Management

The Board has an active role in the oversight and management of the Company’s risks and carries out its role directly and through Board committees. The Board’s direct role in the Company’s risk management process includes regular or periodic receipt and discussion of reports from management and the Company’s outside counsel and advisers on areas of material risk to the Company, including operational, strategic, financial, legal and regulatory risks.

The Board has also delegated the oversight and management of certain risks to the Audit and Compensation Committees of the Board. The Audit Committee is responsible for the oversight of Company risks relating to accounting matters, financial reporting and related party transactions. To satisfy these oversight responsibilities, the Audit Committee regularly meets with, receives and discusses reports from the Chief Financial Officer, the Company’s independent registered public accountant, and the Company’s outside counsel. The Compensation Committee is responsible for the oversight of risks relating to the Company’s compensation and benefit programs. To satisfy these oversight responsibilities, the Compensation Committee regularly meets with, receives and discusses reports from the Chief Executive Officer and the Chief Financial Officer to understand the financial, human resources and stockholder implications of compensation and benefit decisions.

The Board has also addressed risk through the adoption of corporate policies. The Board has adopted a Code of Ethics and Business Conduct that is designed to ensure that directors, officers and employees of the Company are aware of their legal and ethical responsibilities and conduct the Company’s business in a consistently legal and ethical manner.

Hedging Policy

The Company’s insider trading policy prohibits all officers and directors of the Company and its subsidiaries, and any other person designated from time to time by the Company as being a “Company Insider,” as well as his or her immediate family members, from participating in hedging or monetization transactions, such as prepaid variable forwards, equity swaps, collars, and exchange funds, involving Company securities.

Committees

The Board has established Audit, Compensation, and Nominating and Governance Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee are described below.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Audit Committee’s responsibilities include, among other things: (i) selecting and retaining an independent registered public accounting firm to act as our independent auditors, setting the compensation for our independent auditors, overseeing the work done by our independent auditors and terminating our independent auditors, if necessary, (ii) periodically evaluating the qualifications, performance and independence of our independent auditors, (iii) pre-approving all auditing and permitted non-audit services to be provided by our independent auditors, (iv) reviewing with management and our independent auditors our annual audited financial statements and our quarterly reports prior to filing such reports with the SEC, including the results of our independent auditors’ review of our quarterly financial statements, and (v) reviewing with management and our independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements. The Audit Committee also prepares the Audit Committee report that is required to be included in our annual proxy statement pursuant to the rules of the SEC. We have adopted an Audit Committee charter which can be found on our investor website at www.blackboxstocks.com.

The Audit Committee is composed of Andrew Malloy (Chairman), Ray Balestri and Dalya Sulaiman. The Audit Committee was newly formed on September 11, 2021 in order for us to meet our corporate governance requirements for listing on the Nasdaq Capital Market. The Audit Committee did not meet in 2021. Under the applicable rules and regulations of the Nasdaq Capital Market, each member of the Audit Committee must be considered independent in accordance with Nasdaq Rule 5605(c)(2)(A)(i) and (ii) and Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that each of the members is “independent” as that term is defined under applicable Nasdaq and SEC rules. The Audit Committee has at least one financial expert (as defined by 407 (d)(5)(ii) of Regulation S-K). Andrew Malloy is currently the Audit Committee financial expert.

Compensation Committee

The Compensation Committee is composed of Ray Balestri (Chairman), Andrew Malloy and Dalya Sulaiman, each of whom is an independent director, as defined by Nasdaq Rule 5605(a)(2). The Compensation Committee was newly formed on September 11, 2021 in order for us to meet our corporate governance requirements for listing on the Nasdaq Capital Market. The Compensation Committee did not meet in 2021. The Compensation Committee is empowered to advise management and make recommendations to the Board with respect to the compensation and other employment benefits of executive officers, key employees and directors of the Company. The Compensation Committee also administers the Company’s stock incentive plan for officers, directors, employees and consultants. The Compensation Committee is authorized, among other powers, to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option and the time or times at which options shall be granted pursuant to our stock incentive plans. We have adopted a Compensation Committee charter which can be found on our investor website at www.blackboxstocks.com.

Compensation Committee Processes and Procedures

The Compensation Committee meets at least once annually and with greater frequency if necessary. The agenda for each meeting is developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer and the Chief Financial Officer. The Compensation Committee meets from time to time in executive session. In addition, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. To date, the Compensation Committee has not engaged any consultants.

Nominating and Governance Committee

The Nominating and Governance Committee is composed of Ray Balestri (Chairman), Andrew Malloy and Dalya Sulaiman, each of whom is an independent director, as defined by Nasdaq Rule 5605(a)(2). The Nominating and Governance Committee was newly formed on September 11, 2021 in order for us to meet our corporate governance requirements for listing on the Nasdaq Capital Market. The Nominating and Governance Committee did not meet in 2021. We have adopted a Nominating and Governance Committee charter which can be found on our investor website at www.blackboxstocks.com.

The Nominating and Governance Committee has not adopted a formal policy with regard to consideration of director candidates recommended by security holders. For vacancies which are anticipated on the Board, the Nominating and Governance Committee intends to seek out and evaluates potential candidates from a variety of sources that may include recommendations by security holders, members of management and the Board, consultants and others. The minimum qualifications for potential candidates for the Board include demonstrated business experience, decision-making abilities, personal integrity and a good reputation. While diversity is not a leading factor in the Nominating and Governance Committee’s evaluation of potential candidates and there is no formal policy for considering diversity when nominating a potential director, it is a consideration that is evaluated along with other qualifications of potential candidates. In light of the foregoing, it is believed that a formal, written policy and procedure with regard to consideration of director candidates recommended by security holders is not necessary in order for the Nominating and Governance Committee to perform its duties. The Corporate Nominating and Governance Committee identifies and recommends to the Board individuals qualified to serve as directors of the Company, advises the Board with respect to its committees’ composition, oversees the evaluation of the Board, and oversees other matters of corporate governance.

Code of Business Conduct and Ethics

We have adopted a formal Code of Ethics and Business Conduct applicable to all Board members, officers and employees. Our Code of Ethics and Business Conduct can be found on our website at www.blackboxstocks.com.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Turner, Stone & Company, L.L.P., the Company’s independent registered public accounting firm for fiscal year 2021, matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee.    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board of Directors.

Andrew Malloy (Chairman)

Ray Balestri

Dalya Sulaiman

EXECUTIVE COMPENSATION

The following table sets forth all compensation for the last two fiscal years awarded to, earned by or paid our principal executive officer and our two other most highly compensated executive officers serving during the last completed fiscal year (collectively, the “Named Executives”):

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus(3)	Stock Awards (4)	Total
Gust Kepler, Director, President and Chief	2021	$12,000	$70,618	--	$82,618
Executive Officer (Principal Executive Officer)	2020	$12,000	$11,120	--	$23,120
Robert Winspear, Director, Chief Financial	2021	$60,641	--	$351,608	$412,249
Officer and Secretary (Principal Financial Officer) (1) (2)	2020	--	--	--	--
Eric Pharis, Chief Operating Officer	2021	$102,000	$25,000	--	$127,000
	2020	$21,250	--	--	$21,250

(1) Other than the remuneration discussed above, during the periods described we had no retirement, pension, profit sharing, or similar program for the benefit of the officers, directors or employees of the Company.

(2) Mr. Winspear was appointed Chief Financial Officer and Secretary on September 11, 2021. The salary reflected in the table above reflects a partial year of his annual salary of $200,000. Mr. Winspear was granted a warrant to purchase 100,000 shares of Common Stock at an exercise price of $1.95. The warrant vests over three years.

(3) Reflects cash bonus payment.

(4) The assumptions used to value the equity compensation shown above can be found in the Company’s 2021 financial statements contained in its Annual Report on Form 10-K as filed with the SEC on March 31, 2022.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding stock options and other equity awards held by each of our Named Executives as of December 31, 2021:

		Warrant Awards
		Number of Securities Underlying Unexercised Warrants		Warrant Exercise Price	Warrant Expiration Date
Name	Date	Exercisable	Unexercisable
Gust Kepler		0	0
Robert Winspear	9-11-2021	8,333	91,667	$1.95	9-11-2031
Eric Pharis		0	0

Narrative Disclosure to Summary Compensation and Outstanding Equity Awards at Fiscal Year End Tables

Gust Kepler, a director and our President and Chief Executive Officer is paid an annual salary of $12,000. Mr. Kepler was paid a discretionary cash bonus of $11,120 and $70,618 in 2020 and 2021, respectively.

Robert Winspear, a director and our Chief Financial Officer and Secretary was appointed to serve as Chief Financial Officer and Secretary on September 11, 2021. Mr. Winspear’s salary is $200,000 per year. Mr. Winspear was also granted a warrant to purchase 100,000 shares of Common Stock at a price of $1.95 per share. The shares vest ratably over 36 months and the warrant is exercisable for ten years. Prior to joining the Company, Winspear Investments LLC, which is jointly owned by Mr. Winspear and his wife, performed consulting services for the Company and received 48,000 and 100,000 shares of stock as compensation for such services in 2020 and 2021, respectively.

Eric Pharis was appointed to serve as our Chief Operating Officer on September 11, 2021. Mr. Pharis’ salary is $102,000 per year beginning in October 2020. Prior to October 2020, Mr. Pharis was engaged by the Company as an independent contractor during which time he was paid $4,500 per month. For the year ended December 31, 2020, the Company also engaged the services of EDM Operators (“EDM”), which is owned by Mr. Pharis and stockholder David Kyle, for application development services of the Company’s Blackbox System technology. During the year ended December 31, 2020, EDM was paid $40,200. Mr. Pharis was paid a discretionary bonus of $25,000 in 2021.

Employment Agreements

The Company has not entered into any other employment agreement or consulting agreement with any Named Executive or director of the Company providing for compensation and all serve at the discretion of our Board.

2021 Stock Incentive Plan

On August 4, 2021, our Board of Directors and our stockholders approved the adoption of the 2021 Plan, and it became effective August 31, 2021. We have reserved 750,000 of our outstanding shares of our common stock for issuance under the 2021 Plan, which we are proposing to increase to 1,250,000 shares. Participation in the 2021 Plan will continue until all of the benefits to which the participants are entitled have been paid in full.

Description of Awards under the 2021 Plan

Under the 2021 Plan, the Board, the Compensation Committee or such other committee appointed by the Board (the “Plan Administrator”), which will administer the plan, may award to eligible employees, directors and consultants non-qualified stock options, restricted shares or any other award the Plan Administrator deems appropriate.

Stock Options

The Plan Administrator has discretion to award nonqualified stock options, or NQSOs, which are not intended to comply with Section 422 of the Internal Revenue Code. The exercise price of an option may not be less than the fair market value of the underlying shares of common stock on the date of grant.

Restricted Shares

The Plan Administrator may impose restrictions and conditions as to awards of restricted shares of common stock as it deems advisable. As specified in the relevant award agreement, restrictions may include a requirement that participants pay a stipulated purchase price for each share of restricted stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws.

Change in Control

In the event of a change in control, as defined in the 2021 Plan, generally all options granted under the 2021 Plan will vest and become immediately exercisable; and restriction periods and other restrictions imposed on restricted stock will lapse.

Stock Option Plans

We intend to file one or more registration statements on Form S-8 under the Securities Act to register our shares issued or reserved for issuance under the 2021 Plan. We expect to file the first such registration statement soon after the date of this Proxy Statement and such registration statement will automatically become effective upon filing with the SEC. Accordingly, shares registered under such registration statement will be available for sale in the open market, unless such shares are subject to vesting restrictions with us or the lock-up restrictions described above. As of the date of this Proxy Statement, we estimate that such registration statement on Form S-8 will cover 1,250,000 shares if the proposed amendment and restatement of the 2021 Plan is approved.

Outstanding Equity Awards at Fiscal Year End

We granted a total of 682,500 shares under the 2021 Plan during 2021, of which 675,833 remained outstanding as of December 31, 2021. The Company did not grant options to acquire shares of common stock to the Named Executives during fiscal years 2021 and 2020. Also, the Company did not grant any stock awards or non-equity incentive plan units during fiscal 2020 under any other equity incentive plan. The Company granted Robert Winspear a warrant to purchase 100,000 shares of Common Stock at a price of $1.95 per share on September 11, 2021 which vests ratably over 36 months.

Compensation of Directors

Prior to 2021, we did not pay compensation to Company directors for their service on our Board. Our non-employee directors are currently paid an annual cash retainer of, or equity incentives valued at, $30,000 per year and receive an option grant of 5,000 shares of our common stock. Officers do not receive additional compensation for serving as directors.

The following table sets forth certain information with respect to the compensation paid to our non-employee directors, excluding reasonable travel expenses, for the year ended December 31, 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Andrew Malloy (1)	7,500	0	14,941	0	0	22,441
Ray Balestri (1)	0	7,500	14,941	0	0	22,441
Dalya Sulaiman (1)	7,500	0	14,941	0	0	22,441

(1) Non-employee directors receive an annual retainer of $30,000 payable in cash or stock. Mr. Malloy and Ms. Sulaiman were in paid in cash and Mr. Balestri received a grant of 6,048 shares that vest over one year.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the aggregate number of shares subject to outstanding equity awards held by our non-employee directors as of December 31, 2021.

Name	Grant date	Number of shares or units of stock that have not vested(#)	Market value of shares or units of stock that have not vested ($)
Andrew Malloy (1)	9-11-2021	4,583	$16,363
Ray Balestri	9-11-2021	10,127	$36,155
Dalya Sulaiman (1)	9-11-2021	4,583	$16,363

(1) Based on options for 5,000 shares granted to Mr. Malloy and Ms. Sulaiman which vest over twelve months and a market price of $3.57 on December 31, 2021.

(2) Based on an option for 5,000 shares and a restricted stock of 6,048 shares granted to Mr. Balestri which vest over twelve months and a market price of $3.57 on December 31, 2021.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities Authorized for Issuance Under Equity Compensation Plans

All of the Company’s equity compensation plans were previously approved by its stockholders and the Company maintains no equity compensation plans not approved by stockholders. The following table sets forth our equity compensation plan information as of December 31, 2021.

	Number of Securities to be issued upon exercise of outstanding options and rights	Weighted- average exercise price of outstanding options and rights	Number of securities remaining available for issuance under equity compensation plans
2021 Stock Incentive Plan	681,881	$3.07	68,119

(1) Includes outstanding options on 675,833 shares and a weighted average exercise price of $3.07 per share and restricted stock of 6,048 shares.

Beneficial Ownership of Principal Stockholders and Management

The following table sets forth information regarding the beneficial ownership of our Common Stock and Series A Preferred Stock as of August9, 2022, unless otherwise indicated, by: (1) each person known to us to be the beneficial owner of more than 5% of each class of our capital stock; (2) each director of the Company; (3) the Company’s current executive officers and (4) all current directors and executive officers as a group. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Applicable percentages are based upon 13,185,659 shares of Common Stock and 3,269,998 shares of Series A Preferred Stock outstanding as of August 9, 2022. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at the address of 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock

As Individuals	Gust Kepler (2)	2,332,435	17.7%

	Eric Pharis	791,615	6.0%

	Robert Winspear (3)	206,333	1.6%

	Brandon Smith (4)	160,557	1.2%

	Andrew Malloy (5)	5,000	*

	Ray Balestri (5)(6)	136,414	1.0%

	Dalya Sulaiman (5)	116,111	*

As a Group	Executive Officers and Directors as a group (7 persons)	3,748,465	28.4%

	David Kyle	833,334	6.3%

	Stephen Chiang 8 Kitchener Link City Square Residences #21-14 Singapore 207226	1,000,000	7.6%

Series A Preferred Stock
As a Group	Officers and Directors (1 person)	3,269,998	100%

As Individuals	Gust Kepler	3,269,998	100%

*Less than 1%

(1) Beneficial ownership is calculated in accordance with the rules of the SEC in accordance with Rule 13d-3(d)(1) of the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days following August 9, 2022 are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Includes 767 shares owned by Judy Children Inheritance Trust for which Mr. Kepler serves as trustee. Excludes 3,269,998 shares of Series A Preferred Stock held by Mr. Kepler (separately noted in the table) which may be converted on a 5-for-1 share ratio (for a total of 653,999 shares of common stock) based upon the Company’s current market capitalization and the limitations provided for in our Conversion Agreement with Mr. Kepler. Each share of Series A Preferred Stock held by Mr. Kepler is entitled to 100 votes on all stockholder matters, and along with the common stock held by Mr. Kepler collectively represents approximately 17.7% of our issued and outstanding capital stock and approximately 96.8% of the voting power of our stockholders.

(3) Includes 148,000 shares owned by Winspear Investments LLC which is 100% owned by Mr. Winspear and his wife, and 25,000 shares owned by ACM Winspear Investments L.P. of which Mr. Winspear is general partner. Also includes 33,333 shares underlying a warrant exercisable by Mr. Winspear for 100,000 shares that vest over 36 months.

(4) Includes 146,668 shares owned by Cyfeon Solutions Inc which is controlled by Mr. Smith and 13,889 shares underlying an option granted to Mr. Smith to purchase 50,000 shares which vest over 36 months.

(5) Includes 5,000 shares underlying options that are exercisable within 60 days of the date of this Proxy Statement resulting from an option granted to each of Mr. Malloy, Mr. Balestri and Ms. Sulaiman to purchase 5,000 shares of Common Stock under the 2021 Plan which vest ratably over twelve months.

(6) Includes 50,000 shares held by Balestri Family Investments LP, 6,048 shares of restricted stock granted in lieu of the retainer for non-employee directors that becomes unrestricted within 60 days and 20,366 shares held by Mr. Balestri for his minor children.

There are no arrangements, known to the Company, the operation of which would result in a change in control of the Company.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

Related Transactions

The Company entered into Conversion Rights Agreement dated effective as of October 14, 2021 with Gust C. Kepler, who serves as a director, President and Chief Executive Officer of the Company, The Conversion Agreement limits the rights of the holder(s) of our outstanding shares of Series A Preferred Stock to convert such shares into Common Stock.

Director Independence

Each of Messrs. Malloy, Balestri and Ms. Sulaiman are “independent” members of our board of directors as “independence” is defined in Nasdaq Marketplace Rule 5605(a)(2).

PROPOSAL 1

ELECTION OF DIRECTORS

The Board consists of five (5) directors whose terms expire at this Annual Meeting. Accordingly, at this Annual Meeting, the Company’s stockholders will elect five (5) directors.

The Board is nominating each of the current directors, Gust Kepler, Robert Winspear, Andrew Malloy, Ray Balestri and Dalya Sulaiman, for re-election at the Annual Meeting.

Directors will be elected by a plurality of the votes of the shares of Voting Stock present at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting. Proxies cannot be voted for more than five persons. If elected, each director will serve until the 2023 Annual Meeting of Stockholders and until their successor has been elected and qualified, or until their earlier death, resignation, or removal. In the event that the nominees for any reason are unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as the Board may determine. Each of the nominees has agreed to be named in this Proxy Statement and to serve as a director if elected.

A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is duly elected and qualified. Unless otherwise provided by law, any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may be filled by the stockholders, by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

The relevant experiences, qualifications, attributes and skills of each current director that led the Board to recommend the above persons as nominees for director are described in the section entitled “Executive Officers, Directors and Corporate Governance.”

The Board recommends a vote FOR the election of the named nominees.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Turner, Stone & Company, L.L.P. to be our independent registered public accounting firm for the fiscal year ending December 31, 2022, and recommends that the stockholders vote for ratification of such appointment. Turner, Stone & Company, L.L.P. has been engaged as our independent registered public accounting firm since 2014. The ratification of the appointment of Turner, Stone & Company, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2022 will be determined by the vote of a majority of the voting power of the shares of Voting Stock present or represented at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event of a negative vote on such ratification, the Audit Committee will reconsider its appointment. We expect representatives of Turner, Stone & Company, L.L.P. will be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table sets forth aggregate fees billed to the Company for professional services by our independent registered public accounting firm, Turner, Stone & Company, L.L.P. for the fiscal years ended December 31, 2021 and 2020:

	2021	2020
Audit Fees (1)	$72,565	$42,510
Audit-related Fees (2)	---	---
Tax Fees (3)	3,750	2,775
All Other Fees	---	---
Total Fees	76,315	45,285

(1)

“Audit Fees” consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our annual report on Form 10-K, review of our quarterly financial statements presented in our quarterly report on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, including audit services in connection with filing registration statements, and amendments thereto.

(2)

“Audit-related Fees” consist of fees related to audit and assurance procedures not otherwise included in Audit Fees, including fees related to the application of GAAP to proposed transactions and new accounting pronouncements.

(3)	“Tax Fees” consist of professional services rendered for tax compliance, tax advice or tax planning.

Audit Committee Pre-Approval

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered accountants. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.

All of the services described above were pre-approved by the Audit Committee.

The Board recommends a vote FOR the ratification of the appointment of Turner, Stone & Company, L.L.P. as the independent registered accounting firm of the Company for its fiscal year ending December 31, 2022.

PROPOSAL 3

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2021 STOCK INCENTIVE PLAN

Introduction

The 2021 Plan authorizes the award of stock-based incentives to eligible employees, officers, directors, and consultants, as described below. On August 11, 2022 the Board approved, subject to stockholder approval at the Annual Meeting, an amendment and restatement of the 2021 Plan, as initially approved by stockholders in 2021, to increase the number of shares authorized for issuance thereunder by 500,000 shares, from 750,000 shares to 1,250,000 shares.

The Company’s directors and executive officers currently are permitted to participate in the 2021 Plan, and therefore they have an interest in this proposal.

The form of the amended and restated 2021 Plan is attached as Annex A to this Proxy Statement.

Reasons for the Amendment and Restatement of the 2021 Plan

The Company plans to make equity grants in connection with employment offers to new employees, promotions to existing employees and in connection with performance reviews of existing employees. The Company believes its employees are valuable assets. Offering a broad-based equity compensation program is vital to attract and retain the most highly skilled people in the Company’s industry. In addition, the Company believes that employees who have a stake in the future success of its business become highly motivated to achieve the Company’s long-term business goals and to expend maximum effort in the creation of stockholder value, thereby aligning the interests of such individuals with those of stockholders generally.

In an effort to preserve the Company’s cash, the Board has previously accepted equity grants in lieu of it approved cash compensation for its service to the Company. In addition, the Company has and may continue to pay service providers, including consultants, with equity awards, in lieu of cash compensation.

As of July 20, 2022, the Company has granted, net of forfeitures, awards of 697,216 out of the 750,000 shares presently available under the 2021 Plan. The Board believes that increased capacity to make equity awards provided by the amendment is essential to the Company’s continued growth, and therefore in the best interest of its stockholders. In particular, the Board is recommending approval of this increase to facilitate the retention of existing employees, recruiting of new personnel and provide the Company with flexibility to compensate service providers and consultants.

Summary of the 2021 Plan

The following is a summary of the principal features of the 2021 Plan. This summary does not purport to be a complete description of all of the provisions of the 2021 Plan and it is qualified in its entirety by reference to the full text of the 2021 Plan.

General Purpose

The general purpose of the 2021 Plan is to retain and attract employees, directors and consultants who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such persons to participate in the long-term success and growth of the Company.

Authorized Shares.

Assuming the approval of the amendment and restatement of the 2021 Plan, there will be 1,250,000 shares of the Company’s common stock authorized for issuance under the 2021 Plan. The shares issued pursuant to the 2021 Plan may be authorized but unissued shares or may be issued shares that have been repurchased or acquired by the Company.

Administration

The Board or one or more committees appointed by the Board will administer the 2021 Plan (the appropriate acting body, whether the Board or a committee appointed by the Board, is referred to in this summary as the “Plan Administrator”). The Plan Administrator may also delegate to one or more persons the right to act on its behalf in such matters as authorized by the Plan Administrator. The Plan Administrator determines which eligible persons shall be granted awards under the plan, provided that any award granted to a member of the Compensation Committee shall be subject to the approval or ratification of the Board. Along with other authority granted to the Administrator under the 2021 Plan, the Plan Administrator may (i) select recipients of awards, (ii) determine the number of shares subject to awards, (iii) approve form award agreements, (iv) determine the terms and conditions of awards, and (v) amend outstanding awards. The Administrator may not, however, effectuate a repricing or exchange of outstanding stock options.

Eligibility

Persons eligible to receive awards under the 2021 Plan include our employees, officers, directors and consultants. We currently have fourteen employees including four officers, three non-employee directors and approximately twenty-three independent contractors who are eligible to participate in the 2021 Plan. The Plan Administrator determines from time to time the participants to whom awards will be granted.

Types of Awards That May Be Granted

The 2021 Plan authorizes non-qualified stock options, restricted shares, as well as other awards the Plan Administrator, in its sole and absolute discretion, deems appropriate to meet the objectives of this Plan. The 2021 Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash. An option will expire, and other awards will vest, in accordance with the schedule set forth in the applicable award agreement.

Non-Qualified Stock Option. A non-qualified stock option is the right to purchase shares of common stock at a future date at a specified price per share generally equal to, but not less than, the fair market value of a share on the date of grant. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Plan Administrator.

Restricted Shares. A restricted share award is typically for a fixed number of shares of our common stock, subject to restrictions. The Plan Administrator specifies the price, if any, the participant must pay for such shares, the duration of the restriction period and the conditions under which the shares may be forfeited. The Plan Administrator may waive any restriction period and any other conditions under appropriate circumstances (such as death or disability). Generally, during the restriction period, the participant will have all of the rights of a stockholder with respect to the restricted shares, including the right to vote the shares of restricted stock and to receive dividends.

Other Awards. The Plan Administrator may also grant other forms of awards based upon, payable in or otherwise related to, in whole or in part, our common stock, if the Plan Administrator, in its sole discretion, determines that such other form of award is consistent with the purposes of the 2021 Plan. The terms and conditions of any such other form of award will be set forth in an applicable award agreement.

Transfer Restrictions

Subject to certain exceptions, awards under the 2021 Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally exercisable during the recipient’s lifetime only by him or her.

Adjustments or Changes in Capitalization

In the event of any change in the outstanding shares of common stock by reason of a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar corporate transaction not involving the receipt of consideration by the Company, the aggregate number of shares of common stock available under the 2021 Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the Plan Administrator deems necessary or appropriate.

Change in Control

Upon a change in control of the Company, unless the Plan Administrator determines otherwise, the vesting of all outstanding awards under the 2021 Plan will fully accelerate, and in the case of options, will become immediately exercisable. Upon a change in control where the Company is not the surviving corporation (or survives only as a subsidiary), unless the Plan Administrator determines otherwise, all outstanding stock options that are not exercised will be assumed by, or replaced with comparable options or rights, by the surviving corporation. Alternatively, the Plan Administrator may also (i) require participants to surrender their outstanding stock options in exchange for payment by the Company in cash or common stock in an amount equal to the amount by which the then fair market value of the shares of common stock subject to unexercised stock options exceeds the exercise price of the stock options on the award date or (ii) after giving participants an opportunity to exercise outstanding stock options, terminate any or all unexercised stock options.

A change in control is defined to include (i) the acquisition of stock of the Company by any person or group, that constitutes more than 50% of the total fair market value or total voting power of the stock of the Company or (ii) certain changes in the majority of the Board.

Amendments to and Termination of Awards and the 2021 Plan

The Board may amend the 2021 Plan at any time and in any manner without the consent of the stockholders, except that no amendment may be made to the 2021 Plan without stockholder approval that would (i) impair the rights of any participant with respect to an outstanding award unless such participant consents in writing; (ii) expand the types of awards available under the 2021 Plan or otherwise materially revise the 2021 Plan or (iii) increase the number of shares reserved for issuance under the 2021 Plan, modify the eligible persons under the 2021 Plan or change the identity of the granting. Generally, outstanding awards may be amended by the Plan Administrator, except that no amendment to to any outstanding awards may be made that would impair the rights of any participant with respect to such outstanding award issued to such participant, without the consent of the participant in writing. In addition, amendments to outstanding awards may not effectuate a repricing or exchange of outstanding stock options.

The Plan Administrator may suspend or terminate the 2021 Plan at any time, provided that termination of the 2021 Plan will not impair or affect any award previously granted. Unless earlier terminated by the Board, the 2021 Plan will automatically terminate on August 31, 2031.

Clawback and Recoupment

The Company may cancel any award, require the participant to reimburse any or all amounts paid pursuant to an award or under the terms of the 2021 Plan and effect any other right of recoupment if a participant is terminated for cause.

Federal Income Tax Treatment of Awards under the 2021 Plan

Federal income tax consequences (subject to change) relating to awards under the 2021 Plan are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code (the “Code”) to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

Nonqualified Stock Options

The grant of a non-qualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

Restricted Stock

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Plan and awards granted under the 2021 Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

Section 162(m) and Limits on the Company’s Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees.” Our Plan Administrator intends to consider the potential impact of Section 162(m) on grants made under the 2021 Plan, but reserves the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

New Plan Benefits

Awards under the 2021 Plan will be granted in amounts and to individuals as determined by the Plan Administrator in its sole discretion. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the 2021 Plan are not determinable at this time.

Required Vote and Recommendation

Approval of the amendment and restatement of the 2021 Plan requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s Voting Stock, represented in person or by proxy at the Annual Meeting and entitled to vote.

The Board recommends a vote FOR the approval of the amendment and restatement of the 2021 Plan.

OTHER MATTERS

Note About Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Proxy Statement, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2021. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Proxy Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Information Referenced in this Proxy Statement

The content of the websites referred to in this Proxy Statement are not incorporated into this Proxy Statement. Our references to the URLs for any websites presented are intended to be inactive textual references only.

Stockholder Engagement and Communications

Stockholders may contact the Board about bona fide issues or questions about the Company by sending a letter to the following address: Blackboxstocks Inc., 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240, Attn: Corporate Secretary. Each communication should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and the number of shares of our stock that are owned of record (if a record holder) or beneficially. If a stockholder wishes to contact the independent members of the Board, the stockholder should address such communication to the attention of the Board member(s) care of our Corporate Secretary at the address above.

Our Corporate Secretary monitors these communications and will provide a summary of all received messages to the Board at each regularly-scheduled meeting of the Board. The Board generally meets on a quarterly basis. Where the nature of a communication warrants, our Corporate Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the Board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate. Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary. In addition, material that is unduly hostile, threatening, illegal, or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request. More information about investor relations is available on our website at https:// www.blackboxstocks.com.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or sets of printed proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or set of printed proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A single Notice of Internet Availability of Proxy Materials or set of printed proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or set of printed proxy materials, please notify your broker or Blackboxstocks, Inc. Direct your written request to Blackboxstocks Inc., 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240, Attn: Corporate Secretary, telephone (972) 726-9203. Upon written or oral request, the Company will provide a separate copy of the Notice of Internet Availability of Proxy Materials or set of printed proxy materials. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials or multiple sets of printed proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers or the Company at the address stated above.

Other Business

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If any other business is properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gust Kepler
Gust Kepler
President and Chief Executive Officer

Dallas, Texas

August 24, 2022

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is available without charge upon written request to Blackboxstocks Inc., 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240, Attn: Corporate Secretary.

ANNEX A

BLACKBOXSTOCKS, INC.

2021 STOCK INCENTIVE PLAN

(Amended and Restated as of [●], 2022, (the “Restatement Date”))

SECTION 1
PURPOSE OF THIS PLAN

1.1    Eligible Award Recipients. The persons eligible to receive Awards under the Blackboxstocks, Inc. 2021 Stock Incentive Plan (the “Plan”) are the Employees, Directors and Consultants who are responsible for or contribute to the management, growth and success of Blackboxstocks, Inc. (the “Company”) and its Affiliates.

1.2    General Purpose. The Company, by means of the Plan, seeks to retain and attract Employees, Directors and Consultants who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such Persons to participate in the long-term success and growth of the Company through the granting of the following Awards: (i) Non-Qualified Stock Options; (ii) Restricted Shares; or (iii) any other award the Plan Administrator, in its sole and absolute discretion, deems appropriate to meet the objectives of this Plan.

SECTION 2
DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth below unless the context requires otherwise:

2.1    “Affiliate” shall mean, when used hereunder in connection a Non-Qualified Stock Option or other Award intended to be exempt from Section 409A of the Code, any entity related to the Company under Section 414 of the Code, as modified by Section 409A of the Code; and for all other purposes hereunder, any entity controlling, controlled by, or under common control with the Company, in all instances, whether now or hereafter existing.

2.2    “Award” shall mean the grant under this Plan of a Stock Option, a Restricted Share, or any other grant of incentive compensation pursuant to this Plan.

2.3    “Award Agreement” shall mean the written or electronic agreement evidencing the terms and conditions of a grant of one or more Awards under this Plan to an Eligible Person. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.4    “Award Date” shall mean the date on which an Award is granted to an Eligible Person.

2.5    “Award Term” shall mean the maximum period during which a Participant may exercise, purchase, or otherwise benefit from an Award granted under this Plan.

2.6    “Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

2.7    “Breach Event” shall mean the Participant’s breach or default of an agreement, commitment or obligation to or with the Company or any Affiliate either during Participant’s Continuous Service or after Participant’s Termination Date, including, without limitation, breaching a confidentiality, noncompetition or non-solicitation agreement, covenant or obligation. The determination of whether a Breach Event has occurred shall be made in the sole and absolute discretion of the Plan Administrator.

2.8    “Cause” shall mean termination of a Participant’s Continuous Service with the Company or an Affiliate as a result of the occurrence of one or more of the following events, except as otherwise expressly provided in the Award Agreement: (a) theft, embezzlement, fraud, or material misrepresentation; (b) material disclosure of trade secrets, customer information or other confidential information; (c) material breach of the provisions of an agreement with the Company or an Affiliate, covenant or other obligation, including without limitation an employment agreement or a non‑disclosure or confidentiality agreement; (d) a material default in the performance of his or her duties to the Company whether such default is the result of willful refusal to perform, negligence in performing, or failure to succeed in performing, and which default is not cured within 30 days of receipt of written (including electronic) notice thereof; (e) willful misconduct, breach of fiduciary duty involving personal profit, willful violation of any law, rule, or regulation, or action (or omission) involving moral turpitude and reflecting unfavorably upon the public image of Company or its Affiliates to the material disadvantage of Company or its Affiliates; (f) an adjudicated or agreed violation of law by him or her that is assessed against the Company or its Affiliates; (g) action (or omission) aiding or abetting a competitor, supplier, or customer of Company or its Affiliates to the material detriment of Company or its Affiliates; and (h) failure to substantially comply with the Board’s adopted directives or policies, where such failures are not corrected within 30 days after written (including electronic) notice and opportunity to cure such failure or neglect. If Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of “cause,” the definition therein contained shall constitute “Cause” for purposes of this Plan in addition to the above definition. The determination of a Participant’s termination for Cause shall be made in the sole and absolute discretion of the Board.

2.9    “Change in Control” shall mean the first to occur of the following: (a) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; or (b) a majority of the members of the Board is replaced during any twelve (12) month period by directors whose appointment is not endorsed by a majority of the members of the Board before the date of the appointment or election. The determination of whether a Change in Control has occurred for purposes of this Plan shall be made by the Board in its sole and absolute discretion in accordance with the provisions of Code Section 409A and the regulatory guidance promulgated thereunder.

2.10    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation), along with the regulations promulgated thereunder and guidance published in the Internal Revenue Bulletin from time to time.

2.11    “Committee” shall mean any person or persons to whom all or a portion of the authority to administer this Plan has been delegated by the Board pursuant to subsection 3.1 hereof.

2.12    “Common Stock” shall mean the authorized shares of common stock of the Company, par value $0.001 per share.

2.13    “Company” shall mean Blackboxstocks, Inc., a corporation organized under the laws of the State of Nevada, and any successor thereto.

2.14    “Consultant” shall mean any Person, including an advisor, (i) engaged by the Company or any Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or any Affiliate pursuant to a written agreement; or (ii) who is a member of the Board of Directors of any Affiliate.

2.15    “Continuous Service” means that the Participant’s service with the Company or any Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which Participant renders service to the Company or any Affiliate as an Employee, Consultant or Director or a change in the entity for which Participant renders such service, provided that there is no interruption or termination of Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Plan Administrator shall determine, in its sole and absolute discretion, whether Continuous Service will be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

2.16    “Director” shall mean a member of the Board, whether an Employee, former Employee, or other non-Employee member.

2.17    “Disability” shall mean the Participant’s permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The term “Disability” shall also include any definition of disability that may be contained in any long-term disability plan maintained or sponsored by the Company from time to time. The determination of a Participant’s “Disability” shall be made in the sole and absolute discretion of the Plan Administrator.

2.18    “Eligible Person” shall mean an Employee, Consultant, or Director eligible to receive an Award under subsection 5.1 of this Plan.

2.19    “Employee” shall mean, for purposes of this Plan, a common-law employee of the Company or any Affiliate. Mere service as a Director or payment of a director’s fee by the Company or any Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20    “Exercise Agreement” shall mean the written or electronic agreement delivered by Participant to the Plan Administrator to evidence Participant’s exercise of those rights provided under the applicable Award Agreement.

2.21    “Exercise Date” shall mean the date set forth in the Exercise Agreement on which Participant exercises those rights provided under the applicable Award Agreement.

2.22    “Exercise Price” shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to be remitted upon exercise of an Award.

2.23    “Fair Market Value” shall mean, with respect to each Share, as of any date, the value established, in good faith, by the Board as of the determination date in accordance with the applicable regulations and guidance promulgated under Code Section 409A (or any successor provision thereto) and published in the Internal Revenue Bulletin. Fair Market Value shall be determined without regard to any restriction other than a restriction that, by its terms, will never lapse.

2.24    “Non-Qualified Stock Option” shall mean any option to purchase Shares awarded pursuant to Section 6 of this Plan that does not qualify as an “incentive stock option” pursuant to Section 422 of the Code (or any successor provision thereto) (including, without limitation, any option to purchase Shares originally designated, or intended to qualify, as an incentive stock option but that does not, for any reason whatsoever, qualify as an incentive stock option).

2.25    “Parent Corporation” shall mean any entity (other than the Company) in an unbroken chain of entities ending with the Company, provided each entity in the unbroken chain (other than the Company) owns, at the time of the determination, ownership interests possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain.

2.26    “Participant” shall mean any Eligible Person who has been granted and holds an Award granted pursuant to this Plan.

2.27    “Person” shall mean an individual, partnership, joint venture, corporation, limited liability company, trust, estate or other entity or organization.

2.28    “Plan” shall mean the Blackboxstocks, Inc. 2021 Stock Incentive Plan, as amended from time to time.

2.29    “Plan Administrator” shall mean the Committee appointed by the Board to administer the Plan pursuant to subsection 3.1 hereof, or if no Committee is appointed or then serving, the Board.

2.30    “Purchase Price” shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to be remitted upon grant of an Award or such other time as authorized by the Plan Administrator.

2.31    “Restricted Shares” shall mean any Shares granted pursuant to Section 8 of this Plan that are subject to transferability restrictions and a substantial risk of forfeiture.

2.32    “Restriction Period” shall mean the period during which Restricted Shares issued pursuant to Section 8 hereof are subject to transferability restrictions and a substantial risk of forfeiture.

2.33    “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder (or any successor to such legislation).

2.34    “Shares” shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

2.35    “Stock Option” shall mean any Non‑Qualified Stock Option.

2.36    “Subsidiary Corporation” shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company, provided each entity (other than the last entity) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain.

2.37    “Termination Date” shall mean the date on which Participant’s Continuous Service with the Company (and all Affiliates) terminates due to death, Disability, voluntary termination, with or without Cause, or otherwise.

SECTION 3
ADMINISTRATION OF THE PLAN

3.1    Administration of Plan. The Plan shall be administered by the Plan Administrator. If a Committee is appointed by the Board to serve as Plan Administrator, the Committee shall consist of at least one member of the Board. In the event of a vacancy, the Board shall appoint another individual to serve. All members of the Committee will serve at the pleasure of the Board and shall be authorized to act with respect to all functions delegated to the Committee. Any Committee to which the Board’s authority has been delegated will act by a majority of its members. To the extent a Committee appointed hereunder shall cease or no longer be authorized to act hereunder, the functions delegated to the Committee shall revert to the Board.

3.2    Powers of the Plan Administrator. The Plan Administrator shall have the power, in its sole and absolute discretion, but subject to and within the limitations of, the express provisions of the Plan:

(a)    To determine from time to time which Eligible Persons shall be granted Awards under the Plan, provided that any Award granted to a member of the Committee shall be subject to the approval or ratification of the Board;

(b)    To determine when and how each Award shall be granted; what type or combination of types of Awards shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when an Award may be exercised; the number of Shares with respect to which an Award shall be granted to each such Person; the Exercise Price or the Purchase Price for Shares under an Award; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award and any restrictions on Shares acquired pursuant to an Award; and any other terms and conditions of an Award that the Plan Administrator deems appropriate and as are not inconsistent with the terms of the Plan;

(c)    To determine whether, to what extent, and under what circumstances, to allow alternative payment options to exercise Awards, or pay withholding taxes imposed upon the grant, exercise or vesting of any Award, and the terms and conditions of such payment options;

(d)    To rely upon Employees for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

(e)    To accelerate or defer (with the consent of the subject Participant) the vesting of any rights under an Award;

(f)    To establish, amend and revoke such rules and regulations as it may deem appropriate for the conduct of meetings and the proper administration of the Plan;

(g)    To delegate to one or more Persons the right to act on its behalf in such matters as authorized by the Plan Administrator;

(h)    To construe and interpret the Plan and Award Agreements issued hereunder;

(i)    To amend the Plan or an Award Agreement to the extent provided under Section 14 hereof. The Plan Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

(j)    To take any and all other actions that are deemed necessary or advisable by the Plan Administrator for the administration of the Plan.

3.3    Effect of Plan Administrator’s Decision. All determinations, interpretations and constructions made by the Plan Administrator in good faith shall not be subject to review by any Person and shall be final, binding and conclusive on all Persons. Any member of the Committee or the Board acting as Plan Administrator, and any officer or Employee of the Company or any Affiliate acting at the direction of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent provided in subsection 15.6 hereof, be fully indemnified by the Company with respect to any such action or determination.

SECTION 4
SHARES SUBJECT TO PLAN AND RELATED ADJUSTMENTS

4.1    Share Reserve. Except as otherwise provided in this Section 4 and subsection 13.1, the maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan shall not exceed 1,250,000 Shares. The Shares issued pursuant to this Plan may be authorized but unissued Shares or may be issued Shares that have been repurchased or acquired by the Company.

4.2    Cancellation, Expiration, or Forfeiture of Award. To the extent that any Award granted pursuant to this Plan shall be forfeited, shall expire, or shall be cancelled, in whole or in part, then the number of Shares subject to the Plan, as provided in subsection 4.1, shall be increased by the portion of the Award so forfeited, expired or cancelled and such forfeited, expired or cancelled Shares may again be awarded pursuant to the provisions of this Plan. In the event that Shares are delivered to the Company in full or partial payment of the Exercise Price, Purchase Price, or the applicable withholding taxes imposed on any Award, as the case may be, the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued under the applicable Award.

4.3    Awards Payable in Shares. The grant of Awards that may not be satisfied by issuance of Shares shall not count against the maximum number of Shares that may be issued under the Plan pursuant to subsection 4.1. Shares attributable to Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall be counted against the maximum number of Shares that may be issued under the Plan pursuant to subsection 4.1.

4.4    Repurchases of Shares. If Shares issued in connection with any Award granted pursuant to this Plan shall be repurchased by the Company, in whole or in part, then the number of Shares subject to the Plan pursuant to subsection 4.1 shall not be increased by that portion of the Shares repurchased by the Company, and such repurchased Shares may not again be awarded pursuant to the provisions of this Plan.

4.5    Issuance of Shares. Prior to the issuance of Common Stock hereunder, whether upon grant, exercise, or purchase under the applicable Award, Participant shall submit the consideration, if any, required under the applicable Award Agreement; payment or other provision for any applicable tax withholding obligations; and all documents to be executed and delivered by Participant in accordance with the provisions of this Plan and the applicable Award Agreement or as may otherwise be required by the Company or the Plan Administrator, including, without limitation, with respect to Restricted Shares, a stock power, endorsed in blank, relating to the Shares covered by such Award. The Company will evidence the issuance of Shares hereunder by any means appropriate, including, without limitation, book-entry registration or issuance of a duly executed Share certificate in the name of Participant, provided that stock certificates evidencing Restricted Shares granted pursuant to this Plan shall, if directed by the Company, be held in the custody of the Company or its duly authorized delegate until the restrictions thereon have lapsed. If certificates are issued, a separate certificate or certificates will be issued for Shares issued in connection with each type of Award granted to the Participant. Notwithstanding the foregoing, the Plan Administrator, in its discretion, may require the Company to retain possession of any certificate evidencing Shares issued under an Award if those Shares remain subject to repurchase or redemption under the provisions of the Award Agreement or any other agreement between the Company and the Participant.

SECTION 5
ELIGIBILITY

5.1    Persons Eligible to Participate. The Plan Administrator shall determine, within the limitations of the Plan, the Employees, Consultants, and Directors to whom Awards are to be granted. In making the determination of whether to grant an Award to an Employee, Consultant, or Director, as well as the determination of the type of Award and terms of such Award, the Plan Administrator may consider such factors as the Plan Administrator, in its sole and absolute discretion, may deem relevant in connection with the purposes of this Plan.

5.2    Evidence of Participation. Each Award granted to an Eligible Person shall be evidenced by an Award Agreement, in such form as prescribed by the Plan Administrator and containing such terms and provisions as are not inconsistent with this Plan. The provisions of separate Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of the terms of the Plan. Each Award will be deemed to have been granted as of the date on which the Plan Administrator has completed the action declaring the Award, which date shall be specified by the Plan Administrator in the applicable Award Agreement (which shall not precede the date on which the Plan Administrator has completed the action declaring the Award), notwithstanding any delay that may elapse in executing and delivering such Award Agreement.

SECTION 6
STOCK OPTIONS

6.1    Grant of Stock Options. The Plan Administrator may, in its sole and absolute discretion, grant Stock Options, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Person. Each Eligible Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Plan Administrator and set forth in an Award Agreement. The Plan Administrator shall specify in the Award Agreement the number of Shares subject to the Award and such other terms or conditions as the Plan Administrator shall, in its sole and absolute discretion, determine appropriate and which are not inconsistent with the terms of the Plan.

6.2    Award Term. No Stock Option shall be exercisable after the expiration of the Award Term determined by the Plan Administrator and set out in Participant’s Award Agreement. Notwithstanding any provision to the contrary, the Award Term of any Stock Option granted under this Plan shall not exceed ten (10) years from the Award Date.

6.3    Exercise Price. The Exercise Price of each Stock Option granted under this Section 6 shall be established by the Plan Administrator or shall be determined by a method established by the Plan Administrator as of the Award Date, subject to the limitations of this Section 6.3. The Exercise Price of any Stock Option shall not be less than the Fair Market Value of a Share on the Award Date.

6.4    Vesting of Stock Options. Except as may otherwise be provided in an Award Agreement, each Stock Option granted pursuant to this Plan may only be exercised to the extent that Participant is vested in such Stock Option. Except as otherwise provided under subsection 13.2 herein, each Stock Option shall vest separately in accordance with the vesting schedule determined by the Plan Administrator and set out in the applicable Award Agreement. Notwithstanding the foregoing, the Plan Administrator may accelerate the vesting schedule of any outstanding Stock Option to the extent the Plan Administrator determines, in its sole and absolute discretion, that such acceleration is not inconsistent with the purposes of this Plan.

6.5    Transferability of Option.

(a)    Rights to Transfer. A Stock Option shall be transferable to the extent provided in the Award Agreement. If the Award Agreement does not provide for transferability, then the Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of Participant only by Participant.

(b)    Evidence of Rights. The transferee of a Stock Option shall not be permitted to exercise the Stock Option unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

6.6    Payment in Lieu of Shares. Notwithstanding any provision to the contrary herein, upon exercise of any one or more Stock Options on or after Participant’s Termination Date, the Company may, in lieu of the issuance of Shares, remit to Participant (or his legal representative, estate, heirs, or designated beneficiary, as the case may be) a lump sum cash payment equal to the Fair Market Value of the Common Stock that would otherwise be issued under the applicable Stock Option(s), less the aggregate Exercise Price; provided, however, that such payment shall not be made unless the Company has sufficient capital and liquidity, as determined by the Board, in its sole and absolute discretion, to make such cash payment.

SECTION 7
EXERCISE OF STOCK OPTIONS

Each Stock Option shall be exercised subject to, and in accordance with, this Section 7.

7.1    Time of Exercise.

(a)    Termination of Service. Unless otherwise provided in the applicable Award Agreement, in the event Participant’s Continuous Service terminates (other than upon Participant’s death, Disability, or for Cause, or upon occurrence of a Breach Event), Participant may exercise his Stock Option (to the extent that Participant was entitled to exercise such Award as of the Termination Date) but only within such period of time ending on the earlier of (i) the day that is three (3) months from Participant’s Termination Date or (ii) the expiration of the Award Term.

(b)    Death of Participant. Unless otherwise provided in the applicable Award Agreement, in the event Participant’s Continuous Service terminates by reason of such Participant’s death, Participant’s estate, heirs or designated beneficiary may exercise Participant’s Stock Option (to the extent that Participant was entitled to exercise such Award as of the Termination Date) but only within such period of time ending on the earlier of (i) the day that is twelve (12) months from Participant’s Termination Date or (ii) the expiration of the Award Term.

(c)    Disability of Participant. Unless otherwise provided in the applicable Award Agreement, in the event Participant’s Continuous Service terminates by reason of such Participant’s Disability, Participant (or his legal representative) may exercise Participant’s Stock Option (to the extent that Participant was entitled to exercise such Award as of the Termination Date) but only within such period of time ending on the earlier of (i) the day that is twelve (12) months from the Participant’s Termination Date or (ii) the expiration of the Award Term.

(d)    Termination for Cause or Occurrence of Breach Event. In the event Participant’s Continuous Service is terminated for Cause or a Breach Event occurs with respect to the Participant, such Award, whether or not vested, shall immediately terminate and no longer be exercisable.

(e)    Discretion of Plan Administrator. The Plan Administrator shall have the sole discretion, exercisable at any time while the Stock Option remains outstanding, to extend the time during which such Award is to remain exercisable following Participant’s Termination Date from the period otherwise in effect for that Award and set forth in the Award Agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that the period in which the Award is exercisable shall not be extended to a date beyond the expiration of the Award Term.

(f)    Expiration of Award. If Participant does not exercise his Stock Option within the periods specified in this Section 7, the Award shall terminate and will no longer be exercisable.

(g)    Lapsed and Cancelled Awards. Nothing contained in this Plan will be deemed to extend the term of an Award or to revive any Award that has previously lapsed or been cancelled, terminated or surrendered, or entitle the Participant to any payment or other consideration in connection therewith.

7.2    Procedure for Exercise. Each exercise of a Stock Option shall be evidenced by an Exercise Agreement in the form prescribed by the Plan Administrator and duly executed by Participant (or his legal representative, estate, heirs, or designated beneficiary, as the case may be) and shall be accompanied by payment, if applicable, of the Exercise Price and withholding taxes imposed upon exercise of the Award.

SECTION 8
RESTRICTED SHARES

8.1    Grants of Restricted Shares. The Plan Administrator may, in its sole and absolute discretion, grant Restricted Shares, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Person. Each Eligible Person granted Restricted Shares shall execute an Award Agreement setting forth the terms and conditions of such Restricted Shares, including, without limitation, the Purchase Price, if any; the Restriction Period, which shall in no event exceed ten (10) years from the Award Date; and conditions of forfeitability, whether based on performance standards, period of service or otherwise.

8.2    Payment for Restricted Shares. Upon Participant’s acceptance of an applicable Award Agreement for Restricted Shares, Participant shall pay to the Company the Purchase Price, if any, for the Restricted Shares. Such Purchase Price may be paid in any manner permitted under Section 11 herein and set forth in the applicable Award Agreement. The Purchase Price, if any, shall be determined by the Plan Administrator, in its sole and absolute discretion, and set forth in the applicable Award Agreement.

8.3    Terms of Restricted Shares.

(a)    Forfeiture of Restricted Shares. Subject to subsection 8.3(b) herein, and except as otherwise provided in the applicable Award Agreement, all Restricted Shares shall be forfeited and returned to the Company, and all rights of Participant with respect to such Restricted Shares shall terminate unless Participant satisfies the requirements of the Award Agreement, which may include requirements for continuation of service, performance, and such other terms and conditions as the Plan Administrator, in its sole and absolute discretion, shall determine applicable with respect to the Restricted Shares.

(b)    Waiver of Restriction Period. Notwithstanding anything contained in this Section 8 to the contrary, the Plan Administrator may, in its sole and absolute discretion, waive the Restriction Period and any other conditions set forth in the applicable Award Agreement under appropriate circumstances (which may include the death or Disability of Participant, or a material change in circumstances arising after the Award Date) and impose such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Plan Administrator shall deem appropriate.

8.4    Transferability of Restricted Shares

(a)    Rights to Transfer. An Award of Restricted Shares shall be transferable to the extent provided in the Award Agreement. If the Award Agreement does not provide for transferability, then the Restricted Shares shall not be transferable except by will or by the laws of descent and distribution.

(b)    Evidence of Rights. The transferee of an Award of Restricted Shares shall not be evidenced on the books and records of the Company unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

8.5    Stockholder Rights. Except as otherwise provided in the Award Agreement, Participant shall have the rights of a stockholder with respect to the Restricted Shares issued hereunder, including the right to vote the Restricted Shares and to receive all dividends or other distributions paid or made with respect to such Restricted Shares.

8.6    Tax Elections. Each Participant who has been granted an Award of Restricted Shares shall have the opportunity to file with the Internal Revenue Service an election under Section 83(b) of the Code (an “83(b) Election”) to recognize taxable income for the taxable year in which the Award was granted equal to the Fair Market Value of such Restricted Shares on the Award Date (less the Purchase Price, if any). A Participant who makes an 83(b) Election with respect to Restricted Shares shall be treated as the owner of such Shares for federal income tax purposes and, on or before January 31 of each calendar year, shall receive a Form 1099 showing the amount of dividends or distributions paid during such year with respect to such Restricted Shares, if any. A Participant who does not make an 83(b) Election with respect to Restricted Shares shall not be treated as the owner of such Shares for federal income tax purposes until the expiration of the Restriction Period and, on or before January 31 of each calendar year during the Restriction Period, shall, if an Employee, receive a Form W-2 or, if a non-Employee, receive a Form 1099, as the case may be, showing the amount of dividends or distributions paid during such year with respect to such Restricted Shares and applicable withholding amounts, if any. Notwithstanding the foregoing, a Participant’s making or failure to make an 83(b) Election shall not affect the Participant becoming a stockholder of record, for state law purposes, pursuant to subsection 4.5.

SECTION 9
OTHER AWARDS

The Plan Administrator may grant to any Eligible Individual other forms of Awards based upon, payable in or otherwise related to, in whole or in part, the Common Stock, if the Plan Administrator, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan. The terms and conditions of such other form of Award shall be specified in an Award Agreement that sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award and shall include any conditions and restrictions as the Plan Administrator shall impose as are not inconsistent with the terms of the Plan. Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Plan Administrator, in its sole and absolute discretion.

SECTION 10
STOCKHOLDER RIGHTS

Except to the extent otherwise provided in the applicable Award Agreement, no Person shall have any rights as a stockholder of the Company with respect to any Shares of Common Stock subject to an Award unless and until such Person becomes the holder of record of such Shares pursuant to subsection 4.5 hereof, and except as otherwise permitted by subsection 13.1, no adjustment will be made for dividends or other distributions in respect of such Shares for which the record date is prior to the date on which such Person has become the holder of record. For these purposes, a Participant who receives a grant of Restricted Shares shall become a holder of record as of the Award Date or, if later, the date on which the applicable Purchase Price is paid, and shall thereafter be entitled to the voting and dividend rights appurtenant to such Shares.

SECTION 11
PAYMENTS UNDER AWARDS

11.1    Consideration for Shares. Except as otherwise provided in this Plan, consideration for Shares purchased under Awards may be submitted only in such amounts and at such intervals of time as specified in the applicable Award Agreement:

(a)    by payment to the Company of the amount of such consideration by cash, wire transfer, certified check or bank draft;

(b)    by “net exercise,” pursuant to which the Company withholds from the Shares that would otherwise be issued upon exercise of an Award that number of Shares with a Fair Market Value (on such date as is determined by the Plan Administrator) equal to the Exercise Price for the Award with respect to which such election was made;

(c)    through the delivery of unrestricted Shares having a Fair Market Value equal to the Exercise Price;

(d)    any combination of one or more methods described herein; or

(e)    any other consideration deemed acceptable by the Plan Administrator, in its sole and absolute discretion.

11.2    Withholding Requirements. Subject to the terms of the applicable Award Agreement, the amount, as determined by the Plan Administrator, of any federal, state or local tax required to be withheld by the Company due to the grant, exercise, or vesting of an Award (in addition to the Company’s right to withhold such withholding tax obligation from any compensation paid to Participant by the Company) may be submitted by any of the following means:

(a)    by payment to the Company of the amount of such withholding obligation by cash, wire transfer, certified check or bank draft;

(b)    through either (i) the retention by the Company of a number of Shares out of the Shares being acquired through the Award or (ii) the delivery of unrestricted Shares owned by Participant and having a Fair Market Value equal to the minimum withholding obligation or that otherwise meet the conditions established by the Company to avoid adverse accounting consequences (as determined by the Company); or

(c)    pursuant to a written agreement between Participant and the Company authorizing the Company to withhold from such Participant’s regular wages the amount of such withholding tax obligation.

If Participant elects to use and the Plan Administrator permits either method described in subsection 11.2(b) herein in full or partial satisfaction of any withholding tax liability resulting from the grant, exercise or vesting of an Award hereunder, the Company shall remit an amount equal to the Fair Market Value of the Shares so withheld or delivered, as the case may be, to the appropriate taxing authorities.

SECTION 12
COMPLIANCE WITH SECURITIES AND OTHER LAWS

12.1    Securities Laws. As a condition to the issuance or transfer of any Award or any security issuable in connection with such Award, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws. The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Award or any security issuable in connection with such Award or any agreement, instrument or certificate evidencing such Award or security for any reason whatsoever. The Company is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Award or any security issuable in connection with such Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system. Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Award or any security issuable in connection with such Award if such refusal is based upon the foregoing provisions of this Section 12. As a condition to any issuance, delivery or transfer of any Award or any security issuable in connection with such Award, the Company may place legends on any agreement, instrument or certificate evidencing such Award or security, issue stop transfer orders with respect thereto and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with applicable laws or regulations. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award, and (ii) to give written assurances satisfactory to the Company stating that Participant is acquiring Common Stock subject to the Award for Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the Shares upon the exercise or grant of an Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

12.2    Prohibition on Deferred Compensation. Notwithstanding any provision herein to the contrary, the Company intends that each Award issued hereunder shall be exempt from Section 409A of the Code (or a successor provision thereto), and each such Award Agreement shall be modified or cancelled to achieve such objective.

SECTION 13
ADJUSTMENTS TO AWARDS

13.1    Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of Shares, exchange of Shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the class(es) and maximum number of Shares available for issuance under the Plan pursuant to subsection 4.1, and all outstanding Awards shall be appropriately adjusted in the class(es) and number of Shares and price per Share of Common Stock subject to such outstanding Awards. The Plan Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

13.2    Change in Control. In the event of a Change in Control, unless the Plan Administrator determines otherwise, then with respect to Awards held by Participants whose Continuous Service has not terminated:

(a)    Notice and Acceleration. (i) The Company shall provide each Participant written notice of such Change in Control, (ii) all outstanding Stock Options of such Participant shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on all outstanding Restricted Shares held by such Participant shall immediately lapse.

(b)    Assumption of Grants. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Plan Administrator determines otherwise, all outstanding Stock Options that are not exercised shall be assumed by, or replaced with comparable options or rights, by the surviving corporation.

(c)    Other Alternatives. Notwithstanding the foregoing, in the event of a Change in Control, the Plan Administrator may take one or both of the following actions: the Plan Administrator may (i) require that Participants surrender their outstanding Stock Options in exchange for a payment by the Company, in cash or Common Stock as determined by the Plan Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Stock Options exceeds the Exercise Price of the Stock Options on the Award Date, or (ii) after giving Participants an opportunity to exercise their outstanding Stock Options, terminate any or all unexercised Stock Options at such time as the Plan Administrator deems appropriate. Such surrender or termination shall take place as of the date of the Change in Control or such other date as the Committee may specify.

SECTION 14
AMENDMENT AND TERMINATION

14.1    Amendment of Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan may at any time, or from time to time, be modified or amended by the Board; provided, however, that no amendment or modification shall be made to the Plan that would: (i) impair the rights of any Participant with respect to an outstanding Award issued to such Participant, unless the Participant impaired by the amendment or modification consents to such change in writing; (ii) expand the types of Awards available under the Plan or otherwise materially revise the Plan; or (iii) increase the number of Shares reserved for issuance under the Plan (other than in accordance with an adjustment pursuant to subsection 13.1 hereof), modify the class of Persons eligible to receive Awards under the Plan, or change the identity of the granting company, unless an amendment under (ii) or (iii) above is approved by the stockholders of the Company within twelve (12) months before or after such amendment. In addition, the Plan Administrator shall be authorized, to the same extent as the Board, to correct any defect, omission or inconsistency in the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

14.2    Amendment of Award. The Plan Administrator may amend, modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan; provided, however, that a Participant’s rights under the Award shall not be impaired by such amendment unless (i) the Plan Administrator requests the consent of such Participant and (ii) Participant consents in writing. Notwithstanding the foregoing, the Participant shall be deemed to have consented to any amendment to an Award Agreement that the Plan Administrator determines is necessary to ensure that the Award is exempt of Section 409A of the Code.

14.3    Termination of Plan. The Plan Administrator may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective; provided that the termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder thereof shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

SECTION 15
GENERAL PROVISIONS

15.1    General Assets. The proceeds to be received by the Company upon exercise of any Award or purchase of Shares pursuant to any Award will constitute general assets of the Company and may be used for any proper purposes.

15.2    No Assignment or Alienation. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award or Shares issued in connection with an Award contrary to the provisions of this Plan, the applicable Award Agreement, or the levy of any execution, attachment or similar process upon an Award or Shares issued in connection with an Award shall be null and void and without effect.

15.3    No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

15.4    Tax Withholding. The Plan Administrator shall notify each Participant of any tax withholding obligations arising as a result of the grant, exercise or vesting of an Award. As a condition to Participant’s exercise of an Award and, if applicable, the issuance of Shares, Participant must satisfy the applicable withholding obligation as may be required by law in a manner permitted under Section 11.2 hereof.

15.5    No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award Agreement, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or an Affiliate or to continue as a Consultant or non-Employee Director. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or non-Employee Director with the Company or any Affiliate, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any Award Agreement. No Consultant, Director or Employee of the Company or any Affiliate shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of any Consultant, Director or Employee of the Company or any Affiliate, or of any Participant.

15.6    Indemnification of Plan Administrator. The Company shall indemnify each present and future member of the Committee or the Board acting in its capacity as Plan Administrator, as well as any officer or employee acting at the direction of the Plan Administrator or its authorized delegate, for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his performance of services in connection with the administration of this Plan, whether or not he continues to perform such services at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by such individual (a) in respect of matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties hereunder or (b) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of the estate of each such member of the Committee or the Board, as well as any employee acting at the direction of the Plan Administrator or its authorized delegate, and shall be in addition to all other rights to which such member, officer or employee shall be entitled as a matter of law, contract, or otherwise.

15.7    No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or to sell or transfer all or any part of its business or assets.

15.8    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan. If an Award vests or becomes exercisable with respect to a fractional Share, such installment will instead be rounded to the next highest whole number of Shares, except for the final installment, which will be for the balance of the total Shares subject to the Award. If a fractional Share is granted or issuable under an Award, the Plan Administrator shall pay cash to Participant in an amount equal to the proportional Fair Market Value of such fractional Share in lieu of any such fractional Share, and any rights with respect to such fractional Share shall be cancelled, terminated and otherwise eliminated.

15.9    Restriction on Repricing. Notwithstanding any provision in this Plan to the contrary, repricing of Stock Options shall not be permitted. For this purpose, a repricing means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Option to lower its exercise price; (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) repurchasing or canceling a Stock Option at a time when its exercise price is equal to or greater than the fair market value of the underlying Shares in exchange for cash, another Stock Option, Restricted Shares or other equity award. Such cancellation and exchange would be considered a repricing regardless of whether it is treated as a repricing under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

15.10    Clawback of Benefits. Notwithstanding any other provisions in this Plan or an Award Agreement to the contrary, the Company may cancel any Award, require the Participant to reimburse any or all amounts paid pursuant to an Award or under the terms of this Plan, and effect any other right of recoupment of equity or other compensation provided under the Plan in if the Participant is terminated for Cause.

15.11    GOVERNING LAW. TO THE EXTENT NOT OTHERWISE PREEMPTED BY FEDERAL LAW, THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

15.12    Qualification of Plan. This Plan is not intended to be, and shall not be, qualified under Section 401(a) of the Code.

15.13    Unfunded Benefits. Each Award represents an unfunded, unsecured right to receive cash or Shares upon settlement of the Award. The Company shall not be obligated to set aside any amounts or establish a trust for the payment of benefits hereunder, unless otherwise specifically provided herein.

15.14    Compliance within Jurisdiction. Notwithstanding any provision herein to the contrary, this Plan shall not be effective in any jurisdiction, and no Awards shall be granted to residents thereof, unless the Plan has been properly qualified under the applicable securities laws, if any, of such jurisdiction, if such proper qualification is required pursuant to such securities laws, if any.

15.15    Severability. If any provision of this Plan or any Award is, or becomes, or is deemed to be, invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would cause this Plan or any Award to fail to comply under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Plan Administrator, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

15.16    Effective Date. Except as otherwise expressly provided to the contrary, this Plan shall be effective as of August 31, 2021.

15.17    Termination of Plan. Except as otherwise expressly provided herein, Awards may be granted under the Plan at any time and from time to time on or prior to August 31, 2031, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

15.18    Headings. Headings are given throughout this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

15.19    Gender and Number. In construing the Plan, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

Approved and adopted by the stockholders of Blackboxstocks, Inc. effective as of October 7, 2022, and by the Board of Directors of Blackboxstocks, Inc. effective as of August 11, 2022.

Robert Winspear, Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

BLACKBOXSTOCKS INC.

October 7, 2022

PROXY VOTING INSTRUCTIONS

IN PERSON - You may also vote your shares in person by attending the Annual Meeting.

CONTROL NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting over the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See Instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

☐ ☐ ☐ ☐

The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. **WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.** This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.

☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

BLACKBOXSTOCKS INC.

PROXY

Proxy Solicited by the Board for the Annual Meeting of Stockholders to be held October 7, 2022

The undersigned hereby appoints Gust Kepler and Robert Winspear, or either one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Blackboxstocks Inc. (the "Company") to be held on October 7, 2022 at 10:00 a.m. Central Time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of capital stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as they may come before the meeting.

(Continued and to be signed on the reverse side)